SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Information Statement
[X] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                                GUAR GLOBAL LTD.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                                GUAR GLOBAL LTD.

                     8275 Southern Eastern Avenue, Suite 200
                             Las Vegas, Nevada 89123

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about February 4, 2013, to the holders of record as of the close of business on February 4, 2013, of the common stock of Guar Global Ltd., a Nevada corporation ("Guar Global").

One stockholder of Guar Global holding an aggregate of 48,000,000 shares of common stock issued and outstanding as of February 3, 2013, has approved and consented in writing in lieu of an annual meeting of the stockholders to the election of a new board of directors, consisting of two persons: Joselito Christopher G. Imperial and Ihsan Falou,

Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada Revised Statutes ("NRS") and Guar Global's Articles of Incorporation and Bylaws to approve the actions. Accordingly, the actions will not be submitted to the other stockholders of Guar Global for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations promulgated thereunder, including Regulation 14C.

                        ACTION BY CONSENTING STOCKHOLDER

GENERAL

Guar Global will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Guar Global will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Guar Global's common stock.

Guar Global will only deliver one Information Statement to multiple security holders sharing an address unless Guar Global has received contrary instructions from one or more of the security holders. Upon written or oral request, Guar Global will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: Guar Global Ltd., 8275 Southern Eastern Avenue, Suite 200, Las Vegas, Nevada 89123, Attn: Joselito Christopher
G. Imperial, President. Mr. Imperial may also be reached by telephone at (702) 990-8402.

INFORMATION ON CONSENTING STOCKHOLDER

Pursuant to Guar Global's Bylaws and the NRS, a vote by the holders of at least a majority of Guar Global's outstanding capital stock is required to effect the action described herein. Guar Global's Articles of Incorporation, as amended, does not authorize cumulative voting. As of the record date, Guar Global had 73,200,000 shares of common stock issued and outstanding. The voting power representing not less than 36,600,001 shares of common stock is required to pass any stockholder resolutions. The consenting stockholder is the record and beneficial owner of 48,000,000 shares of common stock, which represents approximately 65.5% of the issued and outstanding shares of Guar Global's common stock. Pursuant to Chapter 78.320 of the NRS, the consenting stockholder voted in favor of the actions described herein in a written consent, dated February 3,

2013. No consideration was paid for the consent. The consenting stockholder's name, affiliation with Guar Global, and their beneficial holding are as follows:

                                  Beneficial Holder
Name                               and Affiliation               Shares Beneficially Held         Percentage
----                               ---------------               ------------------------         ----------
Joselito Christopher G.         Greater than 10% holder    48,000,000 shares of common stock         65.5%
Imperial                        of common stock

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 3, 2013, certain information regarding the ownership of Guar Global's capital stock by each director and executive officer of Guar Global, each person who is known to Guar Global to be a beneficial owner of more than 5% of any class of Guar Global's voting stock, and by all officers and directors of Guar Global as a group. Unless otherwise indicated below, to Guar Global's knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of February 3, 2013 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 73,200,000 shares of common stock issued and outstanding on a fully diluted basis, as of February 3, 2013.

      Name and Address of                 Amount and Nature of        Percent of
     Beneficial Owner (1)                 Beneficial Ownership         Class (2)
     --------------------                 --------------------         ---------

Joselito Christopher G. Imperial (3)      48,000,000 (common stock)       65.5%
President, Secretary, Treasurer,
Director and greater than 10% holder
of common stock

All officers and directors as a group
(1 person) (4)                            48,000,000 (common stock)       65.5%

----------
(1) Unless otherwise noted, the address of each person listed is c/o Guar Global Ltd., 8275 Southern Eastern Avenue, Suite 200, Las Vegas, Nevada 89123.
(2) This table is based on 73,200,000 shares of common stock issued and outstanding on February 3, 2013.
(3) Appointed Director, President, Secretary, Treasurer and Director on February 3, 2013. Previously served as President, Secretary, Treasurer and Director from July 17, 2007, until October 22, 2012.
(4) Charz Kelso served as Director from October 15, 2012 until February 3, 2013, and served as President, Secretary and Treasurer from October 22, 2012, until February 3, 2013. Mr. Kelso has never held any shares of common stock or any other securities of Guar Global.

                             EXECUTIVE COMPENSATION

The following tables set forth certain information about compensation paid, earned or accrued for services by our President and all other executive officers (collectively, the "Named Executive Officers") in the fiscal years ended July 31, 2012 and 2011:

SUMMARY COMPENSATION TABLE

                                                                     Non-Equity      Nonqualified
 Name and                                                            Incentive         Deferred
 Principal                                   Stock       Option         Plan         Compensation     All Other
 Position       Year   Salary($)  Bonus($)  Awards($)*  Awards($)*  Compensation($)   Earnings($)   Compensation($)  Total($)
 --------       ----   ---------  --------  ---------   ---------   ---------------   -----------   ---------------  --------

Joselito        2012     -0-        -0-        -0-         -0-           -0-              -0-             -0-           -0-
Christopher G.  2011     -0-        -0-        -0-         -0-           -0-              -0-             -0-           -0-
Imperial;
President,
Secretary,
Treasurer and
Director (1)

Charz Kelso;    2012     -0-        -0-        -0-         -0-           -0-              -0-             -0-           -0-
President,      2011     -0-        -0-        -0-         -0-           -0-              -0-             -0-           -0-
Secretary,
Treasurer and
Director (2)

----------
(1) Appointed Director, President, Secretary, Treasurer and Director on February 3, 2013. Previously served as President, Secretary, Treasurer and Director from July 17, 2007, until October 22, 2012.
(2) Served as Director from October 15, 2012 until February 3, 2013, and served as President, Secretary and Treasurer from October 22, 2012, until February 3, 2013.

EMPLOYMENT AGREEMENTS

Guar Global has no employment agreements or other agreements with any officer.

OTHER COMPENSATION

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of July 31, 2012 provided for or contributed to by our company.

DIRECTOR COMPENSATION

The following table sets forth director compensation as of the fiscal year ended July 31, 2012:

                   Fees                              Non-Equity      Nonqualified
                  Earned                             Incentive         Deferred
                 Paid in      Stock      Option        Plan          Compensation      All Other
    Name         Cash($)     Awards($)  Awards($)  Compensation($)    Earnings($)    Compensation($)   Total($)
    ----         -------     ---------  ---------  ---------------    -----------    ---------------   --------
Joselito           -0-          -0-        -0-           -0-              -0-              -0-            -0-
Christopher G.
Imperial (1)

Charz Kelso (2)    -0-          -0-        -0-           -0-              -0-              -0-            -0-

----------
(1) Appointed Director, President, Secretary, Treasurer and Director on February 3, 2013. Previously served as President, Secretary, Treasurer and Director from July 17, 2007, until October 22, 2012.
(2) Served as Director from October 15, 2012 until February 3, 2013, and served as President, Secretary and Treasurer from October 22, 2012, until February 3, 2013.

Directors of our company who are also employees do not receive cash compensation for their services as directors or members of the committees of the board of directors. All directors may be reimbursed for their reasonable expenses incurred in connection with attending meetings of the board of directors or management committees.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers and our directors as of the fiscal year ended July 31, 2012:

                                        Option Awards                                            Stock Awards
            -----------------------------------------------------------------  ----------------------------------------------
                                                                                                                     Equity
                                                                                                                    Incentive
                                                                                                        Equity        Plan
                                                                                                       Incentive     Awards:
                                                                                                         Plan       Market or
                                                                                                        Awards:      Payout
                                            Equity                                                     Number of    Value of
                                           Incentive                           Number                  Unearned     Unearned
                                          Plan Awards;                           of         Market      Shares,      Shares,
             Number of      Number of      Number of                           Shares      Value of    Units or     Units or
            Securities     Securities     Securities                          or Units    Shares or     Other         Other
            Underlying     Underlying     Underlying                          of Stock     Units of     Rights       Rights
            Unexercised    Unexercised    Unexercised   Option      Option      That      Stock That     That         That
            Options (#)    Options (#)     Unearned     Exercise  Expiration  Have Not     Have Not    Have Not     Have Not
Name        Exercisable   Unexercisable   Options (#)    Price($)    Date     Vested(#)     Vested      Vested       Vested
----        -----------   -------------   -----------    -----       ----     ---------     ------      ------       ------
Joselito        -0-            -0-            -0-         -0-         N/A        -0-         -0-          -0-          -0-
Christopher
G. Imperial(1)

Charz Kelso(2)  -0-            -0-            -0-         -0-         N/A        -0-         -0-          -0-          -0-

----------
(1) Appointed Director, President, Secretary, Treasurer and Director on February 3, 2013. Previously served as President, Secretary, Treasurer and Director from July 17, 2007, until October 22, 2012.
(2) Served as Director from October 15, 2012 until February 3, 2013, and served as President, Secretary and Treasurer from October 22, 2012, until February 3, 2013.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS Guar Global has no equity compensation plans.

                                CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of Guar Global which may result in a change in control of Guar Global.

       NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDER

The following action was taken based upon the written consent of the consenting stockholders:

                                    ACTION 1
                              ELECTION OF DIRECTORS

Our Bylaws provide that our board of directors shall consist of a number of directors determined by our stockholders and that each director shall hold office until the next annual meeting of stockholders and until his or her successor shall have been elected and qualified, or until his or her earlier resignation, removal from office, or death.

Currently, our board of directors has two members. Under Nevada law, our Articles of Incorporation, as amended, and our Bylaws, a written consent of the majority of the voting power of our stockholders is sufficient to elect all nominees to our board of directors without the vote or consent of any other stockholders of Guar Global. On February 3, 2013, the consenting stockholder consented in lieu of an annual meeting of stockholders to elect Joselito Christopher G. Imperial and Ihsan Falou as directors of Guar Global until the next annual meeting of stockholders and until their respective successors are duly elected, or until their respective death or resignation or removal.

Nevada statutes provide that any action that is required to be taken, or that may be taken, at any annual or special meeting of stockholders of a Nevada corporation may be taken, without a meeting, without prior notice and without a vote, if a written consent, setting forth the action taken, is signed by the holders of outstanding capital stock having not less than the minimum voting power necessary to authorize such action. Our Bylaws require a majority of the voting power of a stockholder to execute a written consent in lieu of an annual meeting of stockholders. Because Joselito Christopher G. Imperial, the holder of 65.5% of Guar Global's outstanding Common Stock, has executed a written consent in lieu of an annual meeting of stockholders, no vote or consent of any other shareholder is being, or will be, solicited in connection with the authorization of the matters set forth in the written consent. Under Nevada law and our Articles of Incorporation, as amended, and our Bylaws, the voting power represented by the holder signing the written consent is sufficient in number to elect directors set forth in the written consent, without the vote or consent of any other stockholder of Guar Global.

INFORMATION REGARDING DIRECTORS

Mr. Joselito Christopher G. Imperial, age 43, served as our President, Secretary and Treasurer as well as a Director from July 17, 2007 until October 22, 2012, and was reappointed to all such positions on February 3, 2012. He has four years of experience in asset management, working with leading companies in the Philippines. Since 2003, Mr. Imperial has been the business and asset manager for the Sterling Group of Companies in Makita City. Prior to this, he was the real estate asset manager for McDonald's in the Philippines. Mr. Imperial's past work experience includes service as the business development officer for Kenny Rogers, Roasters Philippines Incorporated, and the co-brand of Seattle's Best Coffee, Coffee Masters Incorporated. Mr. Imperial's entrepreneurial desire evidenced by his ideas which led to the establishment of our business, and his prior management experience, led to our conclusion that Mr. Imperial should be serving as a member of our board of directors in light of our business and structure.

Mr. Ihsan Falou, age 76, has served as a Director since February 3, 2012. Since 1998, he has worked as a General Supervisor in the Agricultural Statistics Bureau of the Ministry of Agriculture, Lebanon. He still continues to be in this position on a contractual basis despite having officially retired in the 2000. Additionally, Mr. Falou has been the Agricultural Technical advisor for Chamber of Commerce in North Lebanon since 2002 and an agricultural consultant with SGS (which provides agricultural inspection, testing, certifications & verification services) since 2001. He also consulted to the Food and Agriculture Organization agency of the United Nations since 1998. Mr. Falou received his Masters and Bachelor of agricultural engineering from the University of Damascus, Syria in the years 1974 and 1978, respectively. After his graduation, Mr. Falou joined the Ministry of Agriculture of Lebanon as an inspector responsible for ensuring the quality and integrity of the food supply of Lebanon. Mr. Faloul's background with and knowledge of agriculture led to our conclusion that Mr. Falou should be serving as a member of our board of directors in light of our business and structure.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

No director, person nominated to become a director, executive officer, promoter or control person of our company has, during the last ten years: (i) been convicted in or is currently subject to a pending a criminal proceeding (excluding traffic violations and other minor offenses); (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any federal or state securities or banking or commodities laws including, without limitation, in any way limiting involvement in any business activity, or finding any violation with respect to such law, nor (iii) any bankruptcy petition been filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy or for the two years prior thereto.

DIRECTOR INDEPENDENCE

Our board of directors is currently composed of two members, none of whom qualified as an independent director in accordance with the published listing requirements of the NASDAQ Global Market (Guar Global has no plans to list on the NASDAQ Global Market). The NASDAQ independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director, nor any of his family members has engaged in various types of business dealings with us. In addition, our board of directors has not made a subjective determination as to our directors that no relationships exist which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, though such subjective determination is required by the NASDAQ rules. Had our board of directors made these determinations, our board of directors would have reviewed and discussed information provided by our directors and us with regard to our directors' business and personal activities and relationships as they may relate to us and our management.

CONFLICTS OF INTEREST

Since we do not have an audit or compensation committee comprised of independent directors, the functions that would have been performed by such committees are performed by our board of directors. The board of directors has not established an audit committee and does not have an audit committee financial expert, nor has the Board established a nominating committee. The board of directors is of the opinion that such committees are not necessary since Guar Global is an early development stage company and has only two directors, and to date, such director has been performing the functions of such committees. Thus, there is a potential conflict of interest in that our director and officer has the authority to determine issues concerning management compensation, nominations, and audit issues that may affect management decisions.

Other than as described above, we are not aware of any other conflicts of interest of our executive officer and director.

CORPORATE GOVERNANCE

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Our business is managed under the direction of the board of directors. The board of directors meets as needed to review significant developments affecting us and to act on matters requiring approval of the board of directors. During the fiscal year ended July 31, 2012, the board of directors did not hold any meetings, but took action by unanimous written consent.

The board of directors does not have a standing audit, compensation, nominating or governance committee.

AUDIT COMMITTEE

Guar Global does not maintain a standing Audit Committee. An audit committee typically reviews, acts on and reports to the board of directors with respect to various auditing and accounting matters, including the recommendations and performance of independent auditors, the scope of the annual audits, fees to be paid to the independent auditors, and internal accounting and financial control policies and procedures. All members of the board of directors act in the capacity of and perform the duties of an audit committee. Certain stock exchanges currently require companies to adopt a formal written charter that establishes an audit committee that specifies the scope of an audit committee's responsibilities and the means by which it carries out those responsibilities. In order to be listed on any of these exchanges, Guar Global would be required to establish an audit committee. Guar Global is not listed on any stock exchange; Guar Global's shares are quoted on the OTCQB tier of the OTC Markets.

COMPENSATION COMMITTEE

Guar Global does not maintain a standing Compensation Committee. Due to Guar Global's capital restraints, our early operational state and the size of our current board of directors making constituting and administering such a committee excessively burdensome and costly, the board of directors has not established a separate compensation committee. All members of the board of directors must participate in a compensation award process. During the fiscal year ended July 31, 2012, no executive officer received any compensation from Guar Global.

NOMINATING COMMITTEE

Guar Global does not maintain a standing Nominating Committee and does not have a Nominating Committee charter. Due to Guar Global's capital restraints, our early operational state and the size of our current Board of directors making constituting and administering such a committee excessively burdensome and costly, the board of directors has not established a separate nominating committee. As such, members of the board of directors generally participate in the director nomination process. Under the rules promulgated by the SEC, the board of directors is, therefore, treated as a "nominating committee".

The board of directors will consider qualified nominees recommended by stockholders. Stockholders desiring to make such recommendations should submit such recommendations to Guar Global's principal executive offices, at: Guar Global Ltd., 8275 Southern Eastern Avenue, Suite 200, Las Vegas, Nevada 89123,
Attn: Joselito Christopher G. Imperial, President. Mr. Imperial may also be reached by telephone at (702) 990-8402. The board of directors will evaluate candidates properly proposed by stockholders in the same manner as all other candidates.

With respect to the nominations process, the board of directors does not operate under a written charter, but under resolutions adopted by the board of directors. The board of directors is responsible for reviewing and interviewing qualified candidates to serve on the board of directors, for making recommendations for nominations to fill vacancies on the board of directors, and for selecting the nominees for selection by Guar Global's stockholders at each annual meeting. The board of directors has not established specific minimum age, education, experience or skill requirements for potential directors. The board of directors takes into account all factors they consider appropriate in fulfilling their responsibilities to identify and recommend individuals as director nominees. Those factors may include, without limitation, the following:

     * an individual's business or professional experience, accomplishments, education, judgment, understanding of the business and the industry in which Guar Global operates, specific skills and talents, independence, time commitments, reputation, general business acumen and personal and professional integrity or character;

     * the size and composition of the board of directors and the interaction of its members, in each case with respect to the needs of Guar Global and its stockholders; and

     * regarding any individual who has served as a director of Guar Global, his or her past preparation for, attendance at, and participation in meetings and other activities of the board of directors or its committees and his or her overall contributions to the board of directors and Guar Global.

The board of directors may use multiple sources for identifying and evaluating nominees for directors, including referrals from Guar Global's current directors and management as well as input from third parties, including executive search firms retained by the board of directors. The board of directors will obtain background information about candidates, which may include information from directors' and officers' questionnaires and background and reference checks, and will then interview qualified candidates. The board of directors will then determine, based on the background information and the information obtained in the interviews, whether to recommend that a candidate be nominated to the board of directors. We strongly encourage and, from time to time actively survey, our stockholders to recommend potential director candidates.

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INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of our directors or officers or their respective associates or affiliates is indebted to us.

FAMILY RELATIONSHIPS

There are no family relationships among our directors or executive officers.

SHAREHOLDER COMMUNICATIONS WITH GUAR GLOBAL'S BOARD OF DIRECTORS

Any shareholder wishing to send written communications to Guar Global's board of directors may do so by sending them to Guar Global's principal executive offices, at: Guar Global Ltd., 8275 Southern Eastern Avenue, Suite 200, Las Vegas, Nevada 89123, Attn: Joselito Christopher G. Imperial, President. Mr. Imperial may also be reached by telephone at (702) 990-8402.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on its review of filings made with the Securities and Exchange Commission, no Section 16(a) reports were filed by Guar Global's officers, directors and 10% stockholders during the fiscal year ended July 31, 2012.

CODE OF ETHICS

Due to the current formative stage of Guar Global's development, it has not yet developed, and has no plan to adopt, a written code of ethics for its directors or executive officers.

                             ADDITIONAL INFORMATION

We are subject to the  informational  requirements  of the Exchange  Act, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. Copies of these documents can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549, at prescribed rates. The SEC also maintains a web site on the Internet
(http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

                       STATEMENT OF ADDITIONAL INFORMATION

Guar Global's Annual Report on Form 10-K for the year ended July 31, 2012 and filed with the SEC October 29, 2012; and Quarterly Report on Form 10-Q for the quarter ended October 31, 2012 and filed with the SEC December 11, 2012; have been incorporated herein by this reference.

Guar Global will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by Guar Global pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the

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extent  that a statement  contained  herein or in any other  subsequently  filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

                           COMPANY CONTACT INFORMATION

All inquiries regarding Guar Global should be addressed to Joselito  Christopher
G. Imperial, President, at Guar Global's principal executive offices, at: Guar Global Ltd., 8275 Southern Eastern Avenue, Suite 200, Las Vegas, Nevada 89123. Mr. Imperial may also be reached by telephone at (702) 990-8402.


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